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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): JULY 28, 2006

                             THE TOPPS COMPANY, INC.
             (Exact name of registrant as specified in its charter)

          DELAWARE                    000-15817                11-2849283
(State or other jurisdiction   (Commission File Number)      (IRS Employer
      of incorporation)                                    Identification No.)

         ONE WHITEHALL STREET, NEW YORK, NY              10004-2109
      (Address of principal executive offices)           (Zip Code)

                                  212-376-0300
              (Registrant's telephone number, including area code)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2 below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
(17 CPR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))

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INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 8.01 OTHER EVENTS

     On July 28, 2006, The Topps Company, Inc. (the "Company") issued a press release, attached hereto as Exhibit 99.1, regarding the settlement of the proxy contest between the Company and the Topps Full Value Committee.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

     The following exhibit is being filed with this Current Report on Form 8-K:

     99.1   Press Release dated July 28, 2006

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 1, 2006

                                     THE TOPPS COMPANY, INC.

                                     By: /s/ Catherine K. Jessup
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                                         Name: Catherine K. Jessup
                                         Title: Vice President, CFO and Tresurer